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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 2005
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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


   Delaware                333-127233                           13-3416059
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(State or other            (Commission                        (IRS Employer
jurisdiction of            File Number)                    Identification No.)
incorporation)


          250 Vesey Street
  4 World Financial Center 28th Floor                              10080
         New York, New York
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(Address of principal executive offices)                         Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. Other Events.(1)

     Attached hereto as exhibits are certain materials (the "Free Writing Prospectus and Free Writing Prospectus Supplement") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of First Franklin Mortgage Loan Trust, Series 2005-FF12, Mortgage Loan Asset-Backed Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement and accompanying Prospectus. The Prospectus Supplement and the accompanying Prospectus will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-127233) (the "Registration Statement"). The Free Writing Prospectus and Free Writing Prospectus Supplement are incorporated by reference in the Registration Statement.

     The Free Writing Prospectus and Free Writing Prospectus Supplement were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Free Writing Prospectus is based to the Underwriter) in the preparation of the Free Writing Prospectus and Free Writing Prospectus Supplement. The Prospectus is incorporated by reference in and attached to the Free Writing Prospectus and Free Writing Prospectus Supplement.

     Any statements or information contained in the Free Writing Prospectus and Free Writing Prospectus Supplement shall be deemed to be modified or superseded for purposes of the Prospectus Supplement and Prospectus and the Registration Statement by statements or information contained in the Prospectus Supplement and Prospectus.

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(1)  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the prospectus.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibit:

               99.1    Free Writing Prospectus and Free Writing
                       Prospectus Supplement (including attached

                       Prospectus)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                          By:    /s/ Tom Saywell
                                                 ------------------------------
                                          Name:  Tom Saywell
                                          Title: Vice President

Date:  December 16, 2005


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                                  EXHIBIT INDEX

Exhibit No.                Description                                  Page No.
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99.1                       Free Writing Prospectus and Free
                           Writing Prospectus Supplement
                           (including attached Prospectus)